UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

EQ Health Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39962	85-2877347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4611 Bee Cave Road, Ste. 213 Austin, TX	78746
(Address of Principal Executive Offices)	(Zip Code)

512-329-6977

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-third of one redeemable warrant	EQHA.U	The New York Stock Exchange
Class A common stock, $0.0001 par value	EQHA	The New York Stock Exchange
Redeemable Warrants	EQHA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2021, the audit committee (the “Audit Committee”) of EQ Health Acquisition Corp., a Delaware corporation and special purpose acquisition company (the “Company”), based on the recommendation of, and after consultation with, the Company’s management, and as discussed with Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, concluded that the Company’s previously issued financial statements consisting of (a) the audited balance sheet of EQ Health Acquisition Corp. as of February 2, 2021 and the related notes (the “IPO Financial Statement”) with respect to the Company’s initial public offering that was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2021, as previously restated in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on June 24, 2021 (the “Q1 Form 10-Q”), and the audit report dated as of February 9, 2021 included in the IPO Financial Statement, (b) the Company’s unaudited condensed financial statements as of March 31, 2021 and for the three months then ended, and the related notes included in the Q1 Form 10-Q (the “March 31 Financial Statements”), (c) the Company’s unaudited condensed financial statements as of June 30, 2021 and for the three and six months then ended, and the related notes (the “June 30 Financial Statements”) included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 10, 2021 (the “Q2 Form 10-Q”), and (d) and any communications describing relevant portions of the Company’s Previously Issued Financial Statements (as herein defined), should no longer be relied upon due to the classification of a portion of the Company’s shares of Class A common stock, par value $0.0001 per share, included in its units sold and issued during the Company’s initial public offering (such shares, the “Public Shares”) as permanent equity. The IPO Financial Statements, the March 31 Financial Statements and the June 30 Financial Statements are collectively referred to herein as the “Previously Issued Financial Statements”).

In the Previously Issued Financial Statements, the Company classified a portion of its Class A common stock subject to possible redemption as permanent equity to maintain stockholders’ equity of at least $5,000,001 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets greater than $5,000,001.

Recently, the Staff of the Division of Corporation Finance of the SEC issued indirect guidance through professional advisors to several special purpose acquisition companies addressing certain accounting and reporting considerations related to redeemable equity instruments of a kind similar to those issued by the Company under ASC 480-10-99. In light of the recent guidance, the Company’s management, re-evaluated the Company’s application of ASC 480-10-99 to its accounting classification and valuation of the Public Shares. Upon re-evaluation, the Company’s management determined that the Public Shares can be redeemed or become redeemable subject to the occurrence of future events considered outside the Company’s control. Therefore, management concluded that the redemption value should include all Public Shares subject to possible redemption, resulting in the Public Shares subject to possible redemption being equal to their redemption value. As a result, management has noted a reclassification error related to temporary equity and permanent equity. This resulted in an adjustment to the initial carrying value of the Public Shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A common stock.

In connection with the change in presentation and valuation for the Public Shares subject to redemption, the Company also restated its income (loss) per common share calculation to allocate net income (loss) evenly to Class A and Class B common stock. This presentation contemplates a business combination as the most likely outcome, in which case, both classes of shares share pro rata in the income (loss) of the Company.

In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements;” the Company evaluated the changes and has determined that the related impacts were material to the Previously Issued Financial Statements. Therefore, the Company, in consultation with its Audit Committee, concluded that its Previously Issued Financial Statements impacted should be restated to report all Public Shares as temporary equity at its redemption value. The Company has restated those periods in its Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with the SEC on November 15, 2021 (the “Q3 Form 10-Q”).

The Company does not expect the above-described accounting for the Public Shares to have any effect on the Company’s previously reported investments held in trust or cash.

The Company’s management has concluded that in light of the classification and valuation error described above, a material weakness with regards to accounting for complex financial instruments exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness is described in more detail in the Q3 Form 10-Q.

The Audit Committee and management of the Company have discussed the matters disclosed pursuant to this Item 4.02 with Marcum.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQ Health Acquisition Corp.

Dated: November 16, 2021	By:	/s/ Scott Ellyson
Scott Ellyson
Chief Executive Officer, President and Chief Financial Officer